SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of
SMITH BARNEY SPECIAL EQUITIES FUND

Supplement dated January 11, 1999 to
Prospectus dated April 30, 1998


On January 7, 1999 the Board of Directors of Smith Barney Investment Funds Inc, on behalf of Smith Barney Special Equities Fund (the "Smith Barney Fund"), approved a proposed reorganization pursuant to which Salomon Brothers Small Cap Fund of the Salomon Brothers Series Funds Inc (the "Salomon Fund") would acquire the assets of the Smith Barney Fund in exchange for shares of the Salomon Fund and the assumption of stated liabilities. This reorganization would permit Smith Barney Fund shareholders to maintain an investment in a fund composed primarily of smaller capitalized companies.

Under the terms of the proposed reorganization Smith Barney Fund shareholders would receive shares of the Salomon Fund equal in value to their investment in the Smith Barney Fund in accordance with the terms of the reorganization. Smith Barney Fund shareholders would not be charged a sales load when Salomon Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization. If the reorganization is approved by Smith Barney Fund shareholders, those shareholders would have all the rights and privileges accorded shareholders within the Salomon Brothers Family of Funds such as exchangeability of fund shares and rights of accumulation within the Salomon Brothers Family of Funds. However, as new Salomon Fund shareholders, those shareholders would no longer be accorded the rights and privileges of shareholders in the Smith Barney Family of Funds such as exchangeability of fund shares and rights of accumulation within the Smith Barney Family of Funds.

It is anticipated that as of March 8, 1999 the Smith Barney Fund will no longer be accepting investments.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Smith Barney Fund. Proxy materials describing the proposed reorganization will be mailed to Smith Barney Fund shareholders in anticipation of a meeting of the shareholders expected to be held in May of 1999. If approved by Smith Barney Fund shareholders at that time, the reorganization will occur as soon after the meeting as practicable.


FD 01594